Morgan Stanley Municipal Premium Income Trust
LETTER TO THE SHAREHOLDERS - NOVEMBER 30, 2002

Dear Shareholder:

During the six months ended November 30, 2002, U.S. economic indicators fluctuated between stronger and weaker growth. The economy continued to recover from recession and the aftermath of September 11. Real gross domestic product
(GDP) accelerated to an annual growth rate of 5.0 percent in the first quarter of 2002. In the spring, the economy began to send mixed signals and the recovery lost momentum. Weakness in manufacturing and capital spending combined with corporate-accounting scandals and geopolitical turmoil to slow GDP to a 1.3 percent annual growth rate in the second quarter. The strongest consumer spending of the year and the restocking of inventories led to 4.0 percent annual GDP growth in the third quarter. The choppiness in the recovery pattern is expected to continue.

As the economy gained strength in the first few months of 2002, a general consensus developed that the Federal Reserve Board would begin to tighten monetary policy and raise short-term interest rates. The bond market reacted to these concerns in March and yields rose. By late spring, however, the consensus shifted to favoring bonds as labor market and capital-spending indicators remained soft and new disclosures on corporate ethics spurred a flight to quality. Most importantly, the Federal Reserve changed its monetary policy bias from neutral toward one of easing. The market's expectations of eventual rate hikes were scaled back and bonds rallied. A mid-October surge in the equity markets created a downdraft in bonds, but renewed concerns about the economy helped bond prices improve by month-end. On November 6, 2002, the Federal Reserve lowered the federal funds rate from 1.75 to 1.25 percent. This marked the first change by the central bank in nearly one year.

Municipal Market Conditions

The economic environment and unsettled equity markets lowered municipal yields to levels last seen in the 1960s. During the first 11 months of 2002, the yield on the 30-year insured municipal bond index ranged from a high of 5.43 percent in March to a low of 4.74 percent in September. The index yield stood at 5.10 percent at the end of November 2002. Throughout this period, the municipal yield curve was at or near its steepest level in 25 years. The pickup along the yield curve for extending maturities from one to 30 years averaged 350 basis points.

The ratio of municipal yields as a percentage of U.S. Treasury yields is used as a gauge of the relative value of municipals. A rising yield ratio indicates weaker relative performance by municipals. The ratio of 30-year insured municipal bond yields to 30-year Treasuries fell from 98 percent in December 2001 to 94 percent in March. As municipals lagged the summer rally in

Morgan Stanley Municipal Premium Income Trust
LETTER TO THE SHAREHOLDERS - NOVEMBER 30, 2002 continued

Treasuries, the ratio jumped to 102 percent in September. The ratio remained above 100 percent during October and November. These levels imply that municipals are cheap relative to Treasuries.

State and local governments took advantage of lower interest rates to refinance outstanding debt in a manner similar to homeowners refinancing their mortgages. Refinancing activity contributed to a surge in municipal bond underwriting, and long-term volume increased 27 percent to a record $328 billion in the first eleven months of 2002. Refunding issues represented almost one-quarter of the total. Issuance is on track to raise calendar year 2002's volume to $350 billion. In California, volume surged after the California Department of Water Resources sold $6.3 billion of bonds to reimburse the state for electric purchases made during the 2001 power crisis. This was the largest issue in municipal market history and increased California's share of national volume to 14 percent. Florida, New York and Texas, the next largest states in terms of issuance, represented an additional 27 percent of the national total.


             Insured                 U.S.               Insured Municipal
            Municipal              Treasury            Yields/U.S. Treasury
             Yields                 Yields                Yields (Ratio)

              5.60%                  6.63%                     84.46%
1997          5.70                   6.79                      83.95
              5.65                   6.80                      83.09
              5.90                   7.10                      83.10
              5.75                   6.94                      82.85
              5.65                   6.91                      81.77
              5.60                   6.78                      82.60
              5.25                   6.29                      83.47
              5.48                   6.61                      82.90
              5.40                   6.40                      84.38
              5.35                   6.15                      86.99
              5.30                   6.05                      87.60
              5.15                   5.92                      86.99
1998          5.15                   5.80                      88.79
              5.20                   5.92                      87.84
              5.25                   5.93                      88.53
              5.35                   5.95                      89.92
              5.20                   5.80                      89.66
              5.20                   5.65                      92.04
              5.18                   5.71                      90.72
              5.03                   5.27                      95.45
              4.95                   5.00                      99.00
              5.05                   5.16                      97.87
              5.00                   5.06                      98.81
              5.05                   5.10                      99.02
1999          5.00                   5.09                      98.23
              5.10                   5.58                      91.40
              5.15                   5.63                      91.47
              5.20                   5.66                      91.87
              5.30                   5.83                      90.91
              5.47                   5.96                      91.78
              5.55                   6.10                      90.98
              5.75                   6.06                      94.88
              5.85                   6.05                      96.69
              6.03                   6.16                      97.89
              6.00                   6.29                      95.39
              5.97                   6.48                      92.13
2000          6.18                   6.49                      95.22
              6.04                   6.14                      98.37
              5.82                   5.83                      99.83
              5.91                   5.96                      99.16
              5.91                   6.01                      98.34
              5.84                   5.90                      98.98
              5.73                   5.78                      99.13
              5.62                   5.67                      99.12
              5.74                   5.89                      97.45
              5.65                   5.79                      97.58
              5.55                   5.61                      98.93
              5.27                   5.46                      96.52
2001          5.30                   5.50                      96.36
              5.27                   5.31                      99.25
              5.26                   5.44                      96.69
              5.45                   5.79                      94.13
              5.40                   5.75                      93.91
              5.35                   5.76                      92.88
              5.16                   5.52                      93.48
              5.07                   5.37                      94.41
              5.20                   5.42                      95.94
              5.04                   4.87                     103.49
              5.17                   5.29                      97.73
              5.36                   5.47                      97.99
2002          5.22                   5.43                      96.13
              5.14                   5.42                      94.83
              5.43                   5.80                      93.62
              5.30                   5.59                      94.81
              5.29                   5.62                      94.13
              5.27                   5.51                      95.64
              5.12                   5.30                      96.60
              5.00                   4.93                     101.42
              4.74                   4.67                     101.50
              5.01                   4.99                     100.40
              5.10                   5.04                     101.19

Morgan Stanley Municipal Premium Income Trust
LETTER TO THE SHAREHOLDERS - NOVEMBER 30, 2002 continued

Performance

During the six-month period ended November 30, 2002, the net asset value (NAV) of Morgan Stanley Municipal Premium Income Trust (PIA) decreased from $10.04 to $9.96 per share. Based on this change, plus a reinvestment of tax-free dividends totaling $0.275 per share, the Fund's total NAV return was 2.23 percent. PIA's value on the New York Stock Exchange (NYSE) decreased from $9.02 to $8.64 per share during this period. Based on this change plus reinvestment of distributions, PIA's total market return was -1.29 percent. As of November 30, 2002, PIA's share price was at a 13.25 percent discount to its NAV.

Monthly dividends for fourth quarter of 2002 were declared in September. Beginning with the October payment, the monthly dividend was increased from $0.045 to $0.0475 per share. The new dividend reflects the level of the Fund's undistributed net investment income and projected earnings power. The Fund's level of undistributed net investment income was $0.145 per share on November 30, 2002, versus $0.110 per share six months earlier.

Portfolio Structure

The Fund's net assets, including Auction Rate Preferred Shares (ARPS), of $301.6 million were diversified among 13 long-term sectors and 72 credits. At the end of November, the portfolio's average maturity was 19 years. Average duration, a measure of sensitivity to interest-rate changes, was 6.7 years. The accompanying charts provide current information on the portfolio's credit ratings, maturity distribution and sector concentrations. Optional call provisions by year and their respective cost (book) yields are also shown.

The Impact of Leveraging

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income provided by the Fund's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

Morgan Stanley Municipal Premium Income Trust
LETTER TO THE SHAREHOLDERS - NOVEMBER 30, 2002 continued

During the six-month period, ARPS leverage contributed approximately $0.08 per share to common share earnings. The Fund's five ARPS series totaled $100 million and represented 33 percent of net assets. In January 2002, ARPS Series 4 was extended until January 2004, at a yield of at 2.55 percent. ARPS Series 3 was extended in July 2002 to July 2004, at a yield of 2.15 percent. The yield on the Fund's three weekly series ranged between 0.76 and 2.50 percent.

Looking Ahead

The Federal Reserve Board's cautious approach toward economic recovery helped stabilize the fixed-income markets earlier this year. In fact, the Fed's current willingness to be accommodative resulted in a major bond rally during the second and third calendar quarters. We believe that the yields on tax-exempt securities continue to favor municipal bonds as an attractive choice for tax-conscious investors. For many investors, the taxable equivalent yields available on municipal bonds may offer a significant advantage.

The Fund's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, which ever is lower at the time of purchase. The Fund may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions.

We appreciate your ongoing support of Morgan Stanley Municipal Premium Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President and CEO

Morgan Stanley Municipal Premium Income Trust
LETTER TO THE SHAREHOLDERS - NOVEMBER 30, 2002 continued

[LARGEST SECTORS BAR GRAPH]

LARGEST SECTORS AS OF NOVEMBER 30, 2002
(% OF LONG-TERM PORTFOLIO)

TRANSPORTATION                  16%
ELECTRIC                        14%
WATER & SEWER                   14%
IDR/PCR*                        11%
GENERAL OBLIGATION              10%
HOSPITAL                        10%
EDUCATION                        8%
REFUNDED                         7%

*       INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

[CREDIT RATINGS PIE CHART]

CREDIT RATINGS AS OF NOVEMBER 30, 2002
(% OF LONG-TERM PORTFOLIO)

Aaa or AAA                69%
Aa or AA                  19%
A or A                     3%
Baa or BBB                 4%
Ba or BB                   1%
NR                         4%

AS MEASURED BY MOODY'S INVESTORS SERVICE, INC. OR STANDARD & POOR'S CORP.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

[DISTRIBUTION BY MATURITY BAR CHART]

                   DISTRIBUTION BY MATURITY
                  (% OF LONG-TERM PORTFOLIO)


                                               WEIGHTED AVERAGE
                                               MATURITY: 19 YEARS

1-5 Years                                              4.3%
5-10 Years                                            16.8%
10-15 Years                                            4.8%
15-20 Years                                           29.2%
20-30 Years                                           42.6%
Over 30 Years                                          2.3%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley Municipal Premium Income Trust
LETTER TO THE SHAREHOLDERS - NOVEMBER 30, 2002 continued

                      CALL AND COST (BOOK) YIELD STRUCTURE
                         (BASED ON LONG-TERM PORTFOLIO)
                               NOVEMBER 30, 2002

                                            WEIGHTED AVERAGE
                                         CALL PROTECTION: 6 YEARS
                   PERCENT CALLABLE

2003                                                        11%
2004                                                         6%
2005                                                        10%
2006                                                         9%
2007                                                         3%
2008                                                        18%
2009                                                         4%
2010                                                         9%
2011                                                        15%
2012+                                                       15%

                                               WEIGHTED AVERAGE
                   COST (BOOK) YIELD*          BOOK YIELD: 5.7%

2003                                                       7.4%
2004                                                       6.4%
2005                                                       6.1%
2006                                                       5.5%
2007                                                       6.2%
2008                                                       5.4%
2009                                                       5.5%
2010                                                       5.7%
2011                                                       5.2%
2012+                                                      5.1%

* COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE FUND OPERATING EXPENSES. FOR EXAMPLE, THE FUND IS EARNING A BOOK YIELD OF 7.4% ON 11% OF THE LONG-TERM PORTFOLIO THAT IS CALLABLE IN 2003.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley Municipal Premium Income Trust
LETTER TO THE SHAREHOLDERS - NOVEMBER 30, 2002 continued

                       Geographic Summary of Investments
            Based on Market Value as a Percent of Total Investments

Alabama................     2.8%
Arizona................     7.4
California.............     3.3
Colorado...............     3.2
Connecticut............     0.7
Florida................     2.6
Georgia................     4.9
Hawaii.................     1.2
Illinois...............     4.2
Indiana................     0.7
Kansas.................     4.7
Kentucky...............     1.1
Louisiana..............     1.8
Massachusetts..........     5.0
Michigan...............     4.1
Minnesota..............     2.0
Missouri...............     2.1
Nevada.................     0.1
New Jersey.............     1.6
New York...............    10.7
North Carolina.........     0.9
Ohio...................     4.0
Pennsylvania...........     3.4
Puerto Rico............     0.9
South Carolina.........     2.9
Tennessee..............     1.3
Texas..................    15.7
Utah...................     1.9
Virginia...............     1.9
Washington.............     1.3
Wisconsin..............     1.6
                          -----
Total..................   100.0%
                          =====

Morgan Stanley Municipal Premium Income Trust
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2002 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                              COUPON   MATURITY
THOUSANDS                                                               RATE      DATE          VALUE
----------------------------------------------------------------------------------------------------------
            Tax-Exempt Municipal Bonds (142.2%)
            General Obligation (13.9%)
$  5,000    Los Angeles Unified School District, California, 1997 Ser
              B (FGIC)...............................................   5.00%   07/01/23    $   5,012,300
   2,000    Connecticut, 2001 Ser D..................................   5.00    11/15/20        2,041,960
   3,000    Chicago Board of Education, Illinois, Ser 2001 C (FSA)...   5.00    12/01/26        2,946,510
   3,500    Massachusetts, 1995 Ser A (Ambac)........................   5.00    07/01/12        3,785,040
   2,000    Michigan Municipal Bond Authority, School Ser 1998.......   5.25    12/01/13        2,148,060
   3,000    Barberton City School District, Ohio, Ser 1998 (FGIC)....   5.125   11/01/22        3,036,300
   3,500    Shelby County, Tennessee, Refg 1995 Ser A................   5.625   04/01/11        3,768,975
   5,000    La Joya Independent School District, Texas, Ser 2000
              (PSF)..................................................   5.50    02/15/25        5,158,550
--------                                                                                    -------------
  27,000                                                                                       27,897,695
--------                                                                                    -------------
            Educational Facilities Revenue (10.7%)
   4,000    University of Northern Colorado, Refg Ser 2001 (Ambac)...   5.00    06/01/31        3,958,000
   5,500    Oakland University, Michigan, Ser 1995 (MBIA)............   5.75    05/15/26        5,839,185
            New York State Dormitory Authority,
   4,000      State University Refg Ser 1993 A.......................   5.50    05/15/08        4,446,960
     890      State University Refg Ser 1999 B.......................   7.50    05/15/11        1,074,622
   1,250    Ohio State University, General Receipts Ser 1999 A.......   5.75    12/01/24        1,334,288
   5,000    Swarthmore Boro Authority, Pennsylvania, Swarthmore
              College Ser 2001.......................................   5.00    09/15/31        4,946,900
--------                                                                                    -------------
  20,640                                                                                       21,599,955
--------                                                                                    -------------
            Electric Revenue (19.2%)
   8,000    Salt River Project Agricultural Improvement & Power
              District, Arizona, Ser 2002 B..........................   5.00    01/01/26        7,977,920
   1,550    Los Angeles Department of Water & Power, California, 2001
              Ser A                                                     5.00    07/01/24        1,545,877
     750    Sacramento Municipal Utility District, California, Refg
              1994 Ser I (MBIA)......................................   6.00    01/01/24          791,685
   2,000    Orlando Utilities Commission, Florida, Water & Electric
              Ser 2001...............................................   5.25    10/01/19        2,093,760
   2,950    Kansas City, Kansas, Utility Refg & Impr Ser 1994
              (FGIC).................................................   6.375   09/01/23        3,210,721
   7,750    South Carolina Public Service Authority, 1995 Refg Ser A
              (Ambac)................................................   6.25    01/01/22        8,543,910
   8,500    San Antonio, Texas, Electric & Gas Refg Ser 1994 C.......  7.62++   02/01/06        8,986,625
   5,000    Intermountain Power Agency, Utah, Refg 1997 Ser B
              (MBIA).................................................   5.75    07/01/19        5,468,800
--------                                                                                    -------------
  36,500                                                                                       38,619,298
--------                                                                                    -------------
            Hospital Revenue (14.7%)
   5,000    Birmingham-Carraway Special Care Facilities Financing
              Authority, Alabama, Carraway Methodist Health Ser 1995
              A (Connie Lee).........................................   5.875   08/15/15        5,364,250
   2,925    Colbert County - Northwest Health Care Authority,
              Alabama, Helen Keller Hospital Refg Ser 1990...........   8.75    06/01/09        2,958,638
   5,000    Louisiana Public Facilities Authority, Ochsner Clinic
              Foundation, Ser 2002...................................   5.50    05/15/32        4,871,850

                       See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2002 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                              COUPON   MATURITY
THOUSANDS                                                               RATE      DATE          VALUE
----------------------------------------------------------------------------------------------------------
$  2,000    New Jersey Health Care Facilities Financing Authority, St
              Barnabas Medical Center Ser 1998 B (MBIA)..............   4.75%   07/01/28    $   1,901,860
   3,000    North Carolina Medical Care Commission, Duke University
              Health Ser 1998 A......................................   4.75    06/01/28        2,767,920
   2,985    Lehigh County General Purpose Authority, Pennsylvania, St
              Lukes Hospital Ser 1992 (Ambac)........................   6.25    07/01/22        3,053,148
   3,950    Washington Health Care Facilities Authority, Swedish
              Health Ser 1998 (Ambac)................................   5.125   11/15/22        3,923,061
   4,750    Wisconsin Health & Educational Facilities Authority,
              Wausau Hospital Refg Ser 1998 A (Ambac)................   5.125   08/15/20        4,751,140
--------                                                                                    -------------
  29,610                                                                                       29,591,867
--------                                                                                    -------------
            Industrial Development/Pollution Control Revenue (15.9%)
   8,210    Pima County Industrial Development Authority, Arizona,
              Tucson Electric Power Co Refg Ser 1988 A (FSA).........   7.25    07/15/10        8,643,899
  10,000    Burlington, Kansas, Kansas Gas & Electric Co Ser 1991
              (MBIA).................................................   7.00    06/01/31       10,455,000
   8,000    New York City Industrial Development Agency, New York,
              Brooklyn Navy Yard Cogeneration Partners LP Ser 1997
              (AMT)..................................................   5.65    10/01/28        7,500,480
  10,000    Alliance Airport Authority, Texas, AMR Corp Ser 1990
              (AMT)..................................................   7.50    12/01/29        3,898,200
   1,750    Brazos River Authority, Texas, TXU Electric Refg Ser 2001
              C (AMT)................................................   5.75    05/01/36        1,579,392
--------                                                                                    -------------
  37,960                                                                                       32,076,971
--------                                                                                    -------------
            Mortgage Revenue - Multi-Family (4.2%)
            Massachusetts Housing Finance Agency,
   1,790      Rental 1994 Ser A (AMT) (Ambac)........................   6.60    07/01/14        1,860,079
   4,340      Rental 1994 Ser A (AMT) (Ambac)........................   6.65    07/01/19        4,495,285
   2,120    Minnesota Housing Finance Agency, Rental 1995 Ser D
              (MBIA).................................................   6.00    02/01/22        2,169,947
--------                                                                                    -------------
   8,250                                                                                        8,525,311
--------                                                                                    -------------
            Mortgage Revenue - Single Family (1.6%)
     960    Colorado Housing & Finance Authority, Ser 1997 A-2
              (AMT)..................................................   7.25    05/01/27        1,001,760
     195    Kansas City Leavenworth & Lenexa, Kansas, GNMA-Backed Ser
              1998 C (AMT)...........................................   8.00    11/01/20          200,136
      85    Olathe, Kansas, GNMA Collateralized Ser 1989 A (AMT)
              (MBIA).................................................   8.00    11/01/20           85,082
     545    New Orleans Home Mortgage Authority, Louisiana, GNMA
              Collateralized 1989 Ser B-1 (AMT)......................   8.25    12/01/21          546,455
   1,265    Missouri Housing Development Commission, Homeownership
              1996 Ser D (AMT).......................................   7.10    09/01/27        1,353,550
--------                                                                                    -------------
   3,050                                                                                        3,186,983
--------                                                                                    -------------

                       See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2002 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                              COUPON   MATURITY
THOUSANDS                                                               RATE      DATE          VALUE
----------------------------------------------------------------------------------------------------------
            Public Facilities Revenue (3.3%)
$  3,000    Broward County School Board, Florida, Ser 2001 A COPs
              (FSA)..................................................   5.00%   07/01/26    $   2,987,520
            Saint Paul Independent School District #625, Minnesota,
   1,700      Ser 1995 C COPs........................................   5.45    02/01/11        1,799,773
   1,800      Ser 1995 C COPs........................................   5.50    02/01/12        1,903,608
--------                                                                                    -------------
   6,500                                                                                        6,690,901
--------                                                                                    -------------
            Recreational Revenue (1.1%)
   2,000    Metropolitan Pier & Exposition Authority, Illinois,
--------      McCormick Place Refg Ser 1998 A (FGIC).................   5.50    06/15/18        2,211,700
                                                                                            -------------
            Transportation Facilities Revenue (22.5%)
   5,000    Arizona Transportation Board, Highway Ser 2001...........   5.25    07/01/19        5,206,650
   2,500    Miami-Dade County, Florida, Miami International Airport
              Ser 2000 B (FGIC)......................................   5.75    10/01/24        2,674,075
   1,940    Atlanta, Georgia, Airport Ser 1994 B (AMT) (Ambac).......   6.00    01/01/21        2,041,869
            Chicago, Illinois,
   5,000      Chicago-O'Hare International Airport Ser 1996 A
              (Ambac)................................................   5.625   01/01/12        5,436,350
   1,805      Midway Airport 1994 Ser A (AMT) (MBIA).................   6.25    01/01/24        1,904,600
   3,000    New Jersey Transportation Trust Authority, 1998 Ser A
              (FSA)..................................................   4.50    06/15/19        2,928,090
   3,000    Metropolitan Transportation Authority, New York, State
              Service Contract Ser 2002 B (MBIA).....................   5.50    07/01/20        3,185,790
   3,000    Triborough Bridge & Tunnel Authority, New York, Ser 2002
              B......................................................   5.25    11/15/19        3,129,990
   2,000    Pennsylvania Turnpike Commission, Ser R 2001 (Ambac).....   5.00    12/01/30        1,982,120
   2,800    Puerto Rico Highway & Transportation Authority, Ser 1998
              A......................................................   4.75    07/01/38        2,609,404
   8,000    Austin, Texas, Airport Prior Lien Ser 1995 A (AMT)
              (MBIA).................................................   6.125   11/15/25        8,669,360
   5,000    Pocahontas Parkway Association, Virginia, Route 895
              Connector Ser 1998 A...................................   5.50    08/15/28        3,343,850
   2,000    Richmond Metropolitan Authority, Virginia, Expressway &
              Refg Ser 1998 (FGIC)...................................   5.25    07/15/17        2,170,580
--------                                                                                    -------------
  45,045                                                                                       45,282,728
--------                                                                                    -------------
            Water & Sewer Revenue (19.6%)
   2,500    Coachella, California, Ser 1992 COPs (FSA)...............   6.10    03/01/22        2,557,175
   3,000    Atlanta, Georgia, Water & Wastewater Ser 1999 A (FGIC)...   5.50    11/01/22        3,223,200
   4,000    Augusta, Georgia, Water & Sewerage Ser 2000 (FSA)........   5.25    10/01/22        4,096,320
   5,000    Rockdale County Water & Sewage Authority, Georgia, Ser
              1999 A (MBIA)..........................................   5.50    07/01/25        5,194,750
            Indianapolis Local Public Improvement Bond Bank, Indiana,
   1,000      Waterworks Ser 2002 A (MBIA)...........................   5.50    01/01/18        1,069,910
   1,000      Waterworks Ser 2002 A (MBIA)...........................   5.50    01/01/19        1,062,730
   3,215    Louisville & Jefferson County Metropolitan Sewer
              District, Kentucky, Ser 2001 A (MBIA)..................   5.375   05/15/22        3,343,246
   5,000    Massachusetts Water Resources Authority, 1998 Ser A
              (FSA)..................................................   4.75    08/01/27        4,771,800

                       See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2002 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                              COUPON   MATURITY
THOUSANDS                                                               RATE      DATE          VALUE
----------------------------------------------------------------------------------------------------------
$  4,000    Detroit, Michigan, Water Supply Sr Lien Ser 2000 A
              (FGIC).................................................   5.25%   07/01/33    $   4,055,000
   2,000    New York City Municipal Water Finance Authority, New
              York, 2003 Ser D.......................................   5.25    06/15/15        2,134,500
   3,000    Cleveland, Ohio, Waterworks Impr & Refg 1998 Ser I
              (FSA)..................................................   5.00    01/01/23        2,992,320
   5,000    Austin, Texas, Water & Wastewater Refg Ser 2001 A
              (FSA)..................................................   5.125   05/15/27        5,004,650
--------                                                                                    -------------
  38,715                                                                                       39,505,601
--------                                                                                    -------------
            Other Revenue (5.1%)
   8,000    New York Local Government Assistance Corporation,
              Refg Ser 1997 B (MBIA).................................   5.00    04/01/21        8,048,320
   2,000    New York City Transitional Finance Authority, New York,
              Refg 2003 Ser..........................................   5.50    11/01/26        2,210,660
--------                                                                                    -------------
  10,000                                                                                       10,258,980
--------                                                                                    -------------
            Refunded (10.4%)
   4,000    Colorado Department of Transportation, Ser 2000
              (Ambac)................................................   6.00    06/15/10+       4,644,520
   3,000    Hawaii, 1999 Ser CT (FSA)................................   5.875   09/01/09+       3,480,330
   1,340    Missouri Health & Educational Facilities Authority,
              Missouri, Baptist Medical Center Refg Ser 1989 (ETM)...   7.625   07/01/18        1,373,044
   4,000    Montgomery County, Ohio, Franciscan Medical
              Center - Dayton Ser 1997...............................   5.50    07/01/10+       4,457,960
   4,000    Lower Colorado River Authority, Texas, Jr Lien Seventh
              Ser (FSA) (ETM)........................................   4.75    01/01/28        3,886,160
   3,000    San Antonio, Texas, Electric & Gas Refg Ser 1994 C
              (ETM)..................................................   4.70    02/01/06        3,211,920
--------                                                                                    -------------
  19,340                                                                                       21,053,934
--------                                                                                    -------------
 284,610    Total Tax-Exempt Municipal Bonds (Cost $280,072,462).........................     286,501,924
--------                                                                                    -------------

                       See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2002 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                              COUPON   MATURITY
THOUSANDS                                                               RATE      DATE          VALUE
----------------------------------------------------------------------------------------------------------
            Short-Term Tax-Exempt Municipal Obligations (4.8%)
$  3,500    Missouri Health & Educational Facilities Authority,
              Washington University Ser 2000 B (Demand 12/02/02).....   1.25*%  09/01/30    $   3,500,000
     250    Clark County School District, Nevada, Ser 2001 B (Demand
              12/02/02)..............................................   0.99*   06/15/21          250,000
   6,000    Harris County Health Facilities Authority, Texas, St
              Luke's Episcopal Hospital Ser 2001 B (Demand
              12/02/02)..............................................   1.25*   12/01/32        6,000,000
--------                                                                                    -------------
   9,750    Total Short-Term Tax-Exempt Municipal Obligations (Cost $9,750,000)..........       9,750,000
--------                                                                                    -------------
$294,360    Total Investments (Cost $289,822,462) (a)...................          147.0%      296,251,924
========
            Other Assets in Excess of Liabilities.......................            2.7         5,335,384
            Preferred Shares of Beneficial Interest.....................          (49.7)     (100,078,334)
                                                                                  -----     -------------
            Net Assets Applicable to Common Shareholders................          100.0%    $ 201,508,974
                                                                                  =====     =============

---------------------

Note: The categories of investments are shown as a percentage of net assets applicable to common shareholders.
   AMT      Alternative Minimum Tax.
   COPs     Certificates of Participation.
   ETM      Escrowed to maturity.
   PSF      Texas Permanent School Fund Guarantee Program.
    *       Current coupon of variable rate demand obligation.
    +       Prerefunded to call date shown.
    ++      Current coupon rate for residual interest bond. This rate
            resets periodically as the auction rate on the related
            short-term security fluctuates.
   (a)      The aggregate cost for federal income tax purposes
            approximates the aggregate cost for book purposes.
            The aggregate gross unrealized appreciation is $14,806,654 and the aggregate gross unrealized depreciation is
            $8,377,192 resulting in net unrealized appreciation of
            $6,429,462.

Bond Insurance:
---------------
  Ambac     Ambac Assurance Corporation.
Connie Lee  Connie Lee Insurance Company - A wholly owned subsidiary of Ambac Assurance Corporation.
   FGIC     Financial Guaranty Insurance Company.
   FSA      Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2002 (UNAUDITED) continued

                       Geographic Summary of Investments
     Based on Market Value as a Percent of Net Assets Applicable to Common
                                  Shareholders

Alabama................     4.1%
Arizona................    10.8
California.............     4.9
Colorado...............     4.8
Connecticut............     1.0
Florida................     3.9
Georgia................     7.2
Hawaii.................     1.7
Illinois...............     6.2
Indiana................     1.1
Kansas.................     6.9
Kentucky...............     1.7
Louisiana..............     2.7
Massachusetts..........     7.4
Michigan...............     6.0
Minnesota..............     2.9
Missouri...............     3.1
Nevada.................     0.1
New Jersey.............     2.4
New York...............    15.7
North Carolina.........     1.4
Ohio...................     5.9
Pennsylvania...........     5.0
Puerto Rico............     1.3
South Carolina.........     4.2
Tennessee..............     1.9
Texas..................    23.0
Utah...................     2.7
Virginia...............     2.7
Washington.............     1.9
Wisconsin..............     2.4
                          -----
Total..................   147.0%
                          =====

                       See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
November 30, 2002 (unaudited)

Assets:
Investments in securities, at value
  (cost $289,822,462).......................................  $296,251,924
Cash........................................................         3,951
Receivable for:
    Interest................................................     5,157,872
    Investments sold........................................        80,000
Prepaid expenses and other assets...........................       383,395
                                                              ------------
    Total Assets............................................   301,877,142
                                                              ------------
Liabilities:
Payable for:
    Investment advisory fee.................................       119,620
    Administration fee......................................        74,763
Accrued expenses............................................        95,451
                                                              ------------
    Total Liabilities.......................................       289,834
                                                              ------------
Preferred shares of beneficial interest, (at liquidation
  value) (1,000,000 shares authorized of non-participating
  $.01 par value, 1,000 shares outstanding).................   100,078,334
                                                              ------------
    Net Assets Applicable to Common Shareholders............  $201,508,974
                                                              ============
Composition of Net Assets Applicable to Common Shareholders:
Common shares of beneficial interest (unlimited shares
  authorized of $.01 par value, 20,232,849 shares
  outstanding)..............................................  $190,711,303
Net unrealized appreciation.................................     6,429,462
Accumulated undistributed net investment income.............     2,923,704
Accumulated undistributed net realized gain.................     1,444,505
                                                              ------------
    Net Assets Applicable to Common Shareholders............  $201,508,974
                                                              ============
Net Asset Value Per Common Share
  ($201,508,974 divided by 20,232,849 common shares
  outstanding)..............................................         $9.96
                                                              ============

                       See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
FINANCIAL STATEMENTS continued

Statement of Operations
For the six months ended November 30, 2002 (unaudited)

Net Investment Income:

Interest Income.............................................  $ 8,400,598
                                                              -----------
Expenses
Investment advisory fee.....................................      617,112
Administration fee..........................................      385,695
Auction commission fees.....................................      189,539
Transfer agent fees and expenses............................       44,100
Professional fees...........................................       33,402
Auction agent fees..........................................       26,960
Shareholder reports and notices.............................       15,437
Registration fees...........................................       13,528
Trustees' fees and expenses.................................        9,450
Custodian fees..............................................        8,568
Other.......................................................       15,475
                                                              -----------
    Total Expenses..........................................    1,359,266
Less: expense offset........................................       (8,533)
                                                              -----------
    Net Expenses............................................    1,350,733
                                                              -----------
    Net Investment Income...................................    7,049,865
                                                              -----------
Net Realized and Unrealized Gain (Loss):
Net realized gain...........................................      817,167
Net change in unrealized depreciation.......................   (3,309,779)
                                                              -----------
    Net Loss................................................   (2,492,612)
                                                              -----------
Dividends to preferred shareholders from net investment
  income....................................................     (949,078)
                                                              -----------
Net Increase................................................  $ 3,608,175
                                                              ===========

                       See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                               FOR THE SIX        FOR THE YEAR
                                                               MONTHS ENDED          ENDED
                                                              NOVEMBER 30, 2002   MAY 31, 2002
                                                                ------------      ------------
                                                                 (unaudited)

Increase (Decrease) in Net Assets:

Operations:
Net investment income.......................................    $  7,049,865      $ 14,638,380
Net realized gain...........................................         817,167         2,071,243
Net change in unrealized depreciation.......................      (3,309,779)          634,611
Dividends to preferred shareholders from net investment
  income....................................................        (949,078)       (2,592,000)
                                                                ------------      ------------
    Net Increase............................................       3,608,175        14,752,234
                                                                ------------      ------------
Dividends and Distributions to Common Shareholders from:
Net investment income.......................................      (5,610,284)      (11,336,694)
Net realized gain...........................................        --                (780,215)
                                                                ------------      ------------
    Total Dividends and Distributions.......................      (5,610,284)      (12,116,909)
                                                                ------------      ------------
Decrease from transactions in common shares of beneficial
  interest..................................................      (3,167,525)       (6,313,186)
                                                                ------------      ------------

    Net Decrease............................................      (5,169,634)       (3,677,861)
Net Assets Applicable to Common Shareholders:
Beginning of period.........................................     206,678,608       210,356,469
                                                                ------------      ------------
End of Period
(Including accumulated undistributed net investment income
of $2,923,704 and $2,433,201, respectively).................    $201,508,974      $206,678,608
                                                                ============      ============

                       See Notes to Financial Statements

Morgan Stanley Municipal Premium Income Trust
NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2002 (UNAUDITED)

1. Organization and Accounting Policies

Morgan Stanley Municipal Premium Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of current income exempt from federal income tax. The Fund was organized as a Massachusetts business trust on November 16, 1988 and commenced operations on February 1, 1989.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital

Morgan Stanley Municipal Premium Income Trust
NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2002 (UNAUDITED) continued

accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), the Fund pays an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.40% to the Fund's weekly net assets including preferred shares.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Advisor, the Fund pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.25% to the Fund's weekly net assets including preferred shares.

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended November 30, 2002 aggregated $26,141,220 and $32,669,679, respectively.

Morgan Stanley Trust, an affiliate of the Investment Advisor and Administrator, is the Fund's transfer agent. At November 30, 2002, the Fund had transfer agent fees and expenses payable of approximately $250.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended November 30, 2002 included in Trustees' fees and expenses in the Statement of Operations

Morgan Stanley Municipal Premium Income Trust
NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2002 (UNAUDITED) continued

amounted to $3,676. At November 30, 2002, the Fund had an accrued pension liability of $58,401 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. Common Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                                                                          CAPITAL
                                                                                          PAID IN
                                                                           PAR VALUE     EXCESS OF
                                                                SHARES     OF SHARES     PAR VALUE
                                                              ----------   ----------   ------------
Balance, May 31, 2001.......................................  21,284,249    $212,842    $199,958,060
Treasury shares purchased and retired (weighted average
  discount 10.29%)*.........................................    (704,600)     (7,046)     (6,306,140)
Reclassification due to permanent book/tax differences......      --          --              21,112
                                                              ----------    --------    ------------
Balance, May 31, 2002.......................................  20,579,649     205,796     193,673,032
Treasury shares purchased and retired (weighted average
  discount 10.16%)*.........................................    (346,800)     (3,468)     (3,164,057)
                                                              ----------    --------    ------------
Balance, November 30, 2002..................................  20,232,849    $202,328    $190,508,975
                                                              ==========    ========    ============

---------------------
   * The Trustees have voted to retire the shares purchased.

5. Preferred Shares of Beneficial Interest

The Fund is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without the approval of the common shareholders. The Fund has issued Series A through E Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $100,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Fund may redeem such shares, in whole or in part, at the original purchase price of $100,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption. Dividends, which are cumulative, are reset through auction procedures.

                   AMOUNT IN             NEXT         RANGE OF
  SERIES  SHARES*  THOUSANDS*  RATE*  RESET DATE  DIVIDEND RATES**
  ------  -------  ----------  -----  ----------  ----------------
    A       200      20,000    0.761%  12/04/02    0.761% - 1.60%
    B       200      20,000    0.761   12/04/02     0.761 - 1.59
    C       200      20,000    1.159   12/04/02     1.15 - 2.50
    D       200      20,000    2.55    01/07/04         2.55
    E       200      20,000    2.15    07/07/04     2.15 - 2.85

---------------------
    * As of November 30, 2002.
   ** For the six months ended November 30, 2002.

Morgan Stanley Municipal Premium Income Trust
NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2002 (UNAUDITED) continued

Subsequent to November 30, 2002 and up through January 3, 2003, the Fund paid dividends to each of the Series A through E at rates ranging from 0.732% to 2.55% in the aggregate amount of $141,138.

The Fund is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

6. Dividends to Common Shareholders

The Fund declared the following dividends from net investment income:

   DECLARATION       AMOUNT         RECORD             PAYABLE
       DATE         PER SHARE        DATE               DATE
------------------  ---------  -----------------  -----------------
September 24, 2002  $0.0475    December 6, 2002   December 20, 2002
December 31, 2002   $0.0475    January 10, 2003   January 24, 2003
December 31, 2002   $0.0475    February 7, 2003   February 21, 2003
December 31, 2002   $0.0475    March 7, 2003      March 21, 2003

7. Federal Income Tax Status

As of May 31, 2002, the Fund had temporary book/tax differences primarily attributable to a book amortization of discount on debt securities and dividend payable.

8. Expense Offset

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.

9. Risks Relating to Certain Financial Instruments

The Fund may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At November 30, 2002, the Fund held positions in residual interest bonds having a total value of $8,986,625, which represents 4.5% of the Fund's net assets applicable to common shareholders.

Morgan Stanley Municipal Premium Income Trust

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                    FOR THE SIX                   FOR THE YEAR ENDED MAY 31
                                                   MONTHS ENDED      ----------------------------------------------------
                                                 NOVEMBER 30, 2002     2002       2001       2000       1999       1998
                                                 -----------------   --------   --------   --------   --------   --------
                                                    (unaudited)

Selected Per Share Data:
Net asset value, beginning of period...........        $10.04          $ 9.88      $9.08     $10.03     $10.41     $10.08
                                                       ------          ------      -----     ------     ------     ------
Income from investment operations:
    Net investment income*.....................          0.35            0.70       0.69       0.68       0.70       0.75
    Net realized and unrealized gain (loss)....         (0.12)           0.13       0.80      (0.96)     (0.18)      0.33
    Common share equivalent of dividends paid
    to preferred shareholders*.................         (0.05)          (0.12)     (0.19)     (0.16)     (0.14)     (0.15)
                                                       ------          ------      -----     ------     ------     ------
Total income (loss) from investment
  operations...................................          0.18            0.71       1.30      (0.44)      0.38       0.93
                                                       ------          ------      -----     ------     ------     ------
Less dividends and distributions from:
    Net investment income......................         (0.28)          (0.54)     (0.54)     (0.53)     (0.54)     (0.60)
    Net realized gain..........................           --            (0.04)       --       (0.07)     (0.26)     --
                                                       ------          ------      -----     ------     ------     ------
Total dividends and distributions..............         (0.28)          (0.58)     (0.54)     (0.60)     (0.80)     (0.60)
                                                       ------          ------      -----     ------     ------     ------
Anti-dilutive effect of acquiring treasury
  shares*......................................          0.02            0.03       0.04       0.09       0.04      --
                                                       ------          ------      -----     ------     ------     ------
Net asset value, end of period.................        $ 9.96          $10.04      $9.88     $ 9.08     $10.03     $10.41
                                                       ======          ======      =====     ======     ======     ======
Market value, end of period....................        $ 8.64          $ 9.02      $8.88     $ 7.75     $ 8.75     $9.625
                                                       ======          ======      =====     ======     ======     ======
Total Return+..................................         (1.29)%(1)       8.30%     21.92%     (4.55)%    (1.21)%     9.08%
Ratios to Average Net Assets of Common
Shareholders:
Total expenses (before expense offset).........          1.31 %(2)(3)    1.24%(3)   1.26%(3)   1.28%(3)   1.19%(3)   1.18%(3)
Net investment income before preferred stock
 dividends.....................................          6.78 %(2)       6.95%      7.12%      7.30%      6.73%      7.31%
Preferred stock dividends......................          0.91 %(2)       1.23%      1.91%      1.74%      1.39%      1.46%
Net investment income available to common
 shareholders..................................          5.87 %(2)       5.72%      5.21%      5.56%      5.34%      5.85%
Supplemental Data:
Net assets applicable to common shareholders,
 end of period, in thousands...................      $201,509        $206,679   $210,356   $200,256   $236,496   $254,392
Asset coverage on preferred shares at end of
  period.......................................           301 %           306%       310%       300%       336%       354%
Portfolio turnover rate........................             9 %(1)         11%        12%        11%        17%        21%

---------------------

     * The per share amounts were computed using an average number of common shares outstanding during the period.
     + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan. Total return does not reflect brokerage commissions.
    (1)  Not annualized.
    (2)  Annualized.
    (3)  Does not reflect the effect of expense offset of 0.01%.

                       See Notes to Financial Statements

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell

OFFICERS

Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
President and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James J. McAlinden
Vice President

Ronald E. Robison
Vice President

Thomas F. Caloia
Treasurer

Francis Smith
Vice President and Chief Financial Officer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISOR

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

Investments and services offered through Morgan Stanley DW Inc., member SPC.

38563RPT-9373L02-AS-12/02

MORGAN STANLEY
MUNICIPAL PREMIUM
INCOME TRUST

Semiannual Report
November 30, 2002